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                                   EXHIBIT 24



                               POWER OF ATTORNEY



                                    II-72
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      POWER OF ATTORNEY, FILED AS EXHIBIT 25 TO THE REGISTRANT'S ANNUAL REPORT
      ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994, AND INCORPORATED HEREIN BY REFERENCE.